Thornburg New York Intermediate Municipal Fund

Fund facts. . . as of 6/30/98
Thornburg New York Intermediate Municipal Fund
A Shares
SEC Yield                                       3.84%
Taxable Equiv. Yield                            7.17%
NAV                                             $12.71
Max. Offering Price                             $13.17

Total returns. . . as of 6/30/98
(Annual Average - After Subtracting Maximum Sales Charge)

Since Inception                                 2.32%
Inception Date
(9/4/97)

Taxable equivalent yield assumes a 39.6% marginal federal tax rate, a 6.85% New York State tax rate, and a 4.46% New York City tax rate.
The investment return and principal value of an investment in the fund will fluctuate so that, when redeemed, an investor's shares may be worth more or less than their original cost.
Maximum sales charge of the Fund's Class A Shares is 3.50%.
The date quoted represent past performance and may not be construed as a guarantee of future results.

Letter to shareholders



Dear Shareholder,
I am pleased to present the Annual Report for the Thornburg New York Intermediate Municipal Fund for the period from September 9, 1997 to June 30, 1998. The net asset value of the A shares increased 21 cents per share to $12.71. If you were with us from the September 5, 1997 merger of the Mackenzie New York Municipal Fund into your fund, you received dividends of 51.8 cents per share. If you reinvested your dividends, you received 52.8 cents per share. Your Thornburg New York Intermediate Municipal Fund currently holds over 50 municipal obligations from municipal obligators throughout New York and tax exempt borrowers in 3 U.S. Territories. Approximately 80% of the bonds are rated A or better by one of the major rating agencies. We expect this percentage to rise in the coming months as some of your portfolio holdings are pre-rerfunded. We "ladder" the maturities of the bonds in your portfolio so that some bonds are scheduled to mature at par during each of the coming years. Today, your fund's weighted average maturity is approximately 9.3 years, and we always keep it below 10 years. Percentages of the portfolio maturing in the coming years are summarized below: % of portfolio Cumulative % maturing within maturing by end of

            2 years = 6%            year 2 = 6%
       2 to 4 years = 10%           year 4 = 16%
       4 to 6 years = 13%           year 6 = 29%
       6 to 8 years = 16%           year 8 = 45%
      8 to 10 years = 19%          year 10 = 64%
     10 to 12 years = 10%          year 12 = 74%
     12 to 14 years = 9%           year 14 = 83%
     14 to 16 years = 12%          year 16 = 95%

We expect pre-refunding and the passage of time to shorten the average portfolio maturity in the coming months. We currently plan to direct portfolio cash flow and new money into the middle maturity range of your bond ladder. Today there is a great deal of discussion about the Federal Reserve and the future direction of the U.S. economy and interest rates. The U.S. economy is extremely strong, and tax receipts are off the charts. The federal budget will show a surplus in 1998 of between $50 and $100 billion, the first surplus since 1969! Most states will also have budget surpluses, and New York City's large 1998 surplus is remarkable! In the midst of all this economic strength, I am impressed by the degree to which bond investments have outperformed money market investments in the last 5 years. Look at these average return numbers for various categories of bond mutual funds and money market funds for the 5 year period ending June 30, 1998:



Recall that in the spring of 1993 the fed funds rate was 3%. Today it is 5.43%. Assets in money market funds* and bank CDs* have increased by almost $1 trillion since then, while American investors' holdings of bonds and bond funds have actually decreased. While all savers would prefer to have the interest rates of the 1980's, it is noteworthy that (1) bond fund performance has been very good relative to money market and CD performance even in an environment of generally rising short term interest rates, (2) many economists are calling for generally lower interest rates in the years ahead, even if Mr. Greenspan happens to raise short interest rates temporarily to cool the economy later this year, and (3) the average annual (federal tax free) return to an intermediate municipal fund between June 1993 and June 1998 was very close to that of the average intermediate U.S. government bond fund. The U.S. government fund returns are shown before taxes. I believe investors should seriously consider moving assets from money market investments to bonds if higher short term interest rates and lower bond prices materialize in the coming months. High tax bracket investors should focus on municipal investments. Over the years, our practice of laddering a diversified portfolio of short and intermediate maturity municipal bonds has allowed your fund to perform well above average in varying interest rate environments. I would like to attribute this to capable execution of a sensible investment strategy over time. Thank you for investing in Thornburg New York Intermediate Municipal Fund. Sincerely,

Brian J. McMahon
Portfolio Manager

*Money market funds strive to keep a stable net asset value. The net asset value of the fund can and does fluctuate. CD's usually pay a fixed rate of interest and are insured by FDIC. Past performance cannot guarantee future results.

Statement of assets and liabilities

ASSETS

Investments at value (cost $22,906,859)                         $  24,997,928
Cash                                                                   77,474
Interest receivable                                                   411,863
Receivable for fund shares sold                                        48,840
Prepaid expenses and other assets                                       2,026
Total Assets                                                       25,538,131

LIABILITIES

Accounts payable and accrued expenses                                  21,393
Payable to investment advisor (Note 4)                                  1,537
Dividends payable                                                      42,944
Total Liabilities                                                      65,874

NET ASSETS                                                      $  25,472,257

NET ASSET VALUE:

Class A Shares:
Net asset value and redemption price per share ($25,472,257
applicable to 2,004,888 shares of beneficial interest
outstanding - Note 5)                                           $       12.71

Maximum sales charge, 3.50 % of offering
price (3.63% of net asset value per share)                               0.46
Maximum Offering Price Per Share                                $       13.17

See notes to financial statements.


Statement of operations

INVESTMENT INCOME:
Interest income (net of premium amortized of $63,923 )    $ 1,259,384

EXPENSES:
Investment advisory fees (Note 4)                             109,060
Administration fees (Note 4)                                   27,265
Service fees (Note 4)                                          52,748
Transfer agent fees                                            27,019
Custodian fees                                                 17,580
Registration and filing fees                                   10,978
Professional fees                                               5,669
Accounting fees                                                 2,482
Trustee fees                                                      598
Other expenses                                                  6,575

Total Expenses                                                259,974

Less:
Expenses reimbursed by investment advisor (Note 4)            (89,227)

Net Expenses                                                  170,747

Net Investment Income                                       1,088,637

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS (Note 6)
Net realized gain on investments sold                          38,983
Increase in unrealized appreciation of investments            404,926

Net Realized and Unrealized
Gain (Loss) on Investments                                    443,909

Net Increase in Net Assets Resulting
From Operations                                           $ 1,532,546

(a) commencement of operations See notes to financial statements.


Statement of changes in net assets

                                         For the period from Sept. 4, 1997(a) -
                                                June 30, 1998

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS:
Net investment income                         $           1,088,637
Net realized gain on investments sold                        38,983
Increase in unrealized appreciation of investments          404,926

     Net Increase in Assets Resulting from Operations     1,532,546

DIVIDENDS TO SHAREHOLDERS:
From net investment income
            Class A Shares                               (1,088,637)

FUND SHARE TRANSACTIONS (Note 5):
            Class A Shares                               25,028,348

    Net Increase (Decrease) in Net Assets                25,472,257

NET ASSETS:
            Beginning of period                                   0

            End of period                    $           25,472,257

(a) commencement of operations See notes to financial statements.


Notes to financial statements

Note 1 - Organization
Thornburg New York Intermediate Municipal Fund (the "Fund"), is a series of Thornburg Investment Trust (the "Trust", formerly known as Thornburg Income Trust). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing seven series of shares of beneficial interest in addition to those of the Fund: Thornburg Florida Intermediate Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Value Fund and Thornburg Global Value Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund's investment objective is to obtain as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital. The Fund will also invest primarily in Municipal Obligations within the state of New York, with the objective of having interest dividends paid to its shareholders exempt from any individual income taxes. Additionally, the fund will seek to have dividends paid to its individual shareholders exempt form New York City income taxes.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:
Valuation of Investments: In determining net asset value, the Trust utilizes an independent pricing service approved by the Trustees. Debt investment securities have a primary market over the counter and are valued on the basis of valuations furnished by the pricing service. The pricing service values portfolio securities at quoted bid prices or the yield equivalents when quotations are not readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal obligations of comparable quality, type of issue, coupon, maturity, and rating; indications as to value from dealers and general market conditions. The valuation procedures used by the pricing service and the portfolio valuations received by the Trust are reviewed by the officers of the Trust under the general supervision of the Trustees. Short-term obligations having remaining maturities of 60 days or less are valued at amortized cost, which approximates value. Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable (if any) and tax exempt income to its shareholders. Therefore no provision for Federal income tax is required. Dividends paid by the Fund for the period ended June 30, 1998 represent exempt interest dividends which are excludable by shareholders from gross income for Federal income tax purposes. When-Issued and Delayed Delivery Transactions: The Trust may engage in when-issued or delayed delivery transactions. To the extent the Trust engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with the investment objectives and not for the purpose of investment leverage or to speculate on interest rate changes. At the time the Trust makes a commitment to purchase a security for the Fund, on a when-issued basis, it will record the transaction and reflect the value in determining the Fund's net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date. Securities purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. Dividends: Net investment income of the Fund is declared daily as a dividend on shares for which the Trust has received payment. Dividends are paid monthly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net capital gains, to the extent available, will be distributed annually. General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Merger of MacKenzie National Municipal Fund
On September 4, 1997, the Trust acquired all of the net assets of the MacKenzie New York Municipal Fund ("MacKenzie") pursuant to a plan of organization approved by MacKenzie's shareholders. The merger was accomplished by a tax free exchange of Class A shares of the Fund (valued at $29,612,415) for the net assets of MacKenzie which aggregated $29,612,415, including $1,686,143 of unrealized appreciation.

Note 4 - Investment Advisory Fee and Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Management Company, Inc. (the "Adviser") serves as the investment adviser and performs services for which the fees are payable at the end of each month. For the period ending June 30, 1998, these fees were payable at annual rates ranging from 1/2 of 1% to 11/40 of 1% of the average daily net assets of the Fund. The Trust entered into an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assets. For the period ended June 30, 1998, the Adviser voluntarily reimbursed certain operating expenses amounting to $89,227. . The Trust has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of Fund shares. For the period ended June 30, 1998, the Distributor earned commissions aggregating $1,380 from the sale of Class A shares.

Pursuant to a Service Plan, under Rule 12b-1 of the Investment Company Act of 1940, the Trust may reimburse to the Adviser an amount not to exceed .25 of 1% per annum of the Fund's average net assets for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own funds additional expenses for distribution of the Fund's shares. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.

Note  5 - Shares of Beneficial Interest
At June 30, 1998, there were an unlimited number of shares of beneficial interest authorized, and capital paid-in aggregated $23,342,205. Transactions in shares of beneficial interest were as follows:

                                  Period from Sept. 4 1997 - June 30, 1998
                                     Shares                  Amount
Class A Shares

Shares sold                             96,928             $1,227,221
Shares issued to shareholders in
    reinvestment of distributions       46,479                588,462
Shares issued in merger              2,368,993             29,612,415
Shares repurchased                    (507,512)            (6,399,750)
Net Increase                         2,004,888            $25,028,348

Note 6 - Securities Transactions
For the period ended June 30, 1998 the Fund had purchase and sale transactions (excluding short-term securities) of $32,896,156 and $10,041,036, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At June 30, 1998, net unrealized appreciation of investments was $2,091,069, resulting from $2,091,069 gross unrealized appreciation and $-0-gross unrealized depreciation. Accumulated net realized gain from security transactions included in net assets at June 30, 1998 aggregated $38,983.


Financial highlights

Period From Sept. 4, 1997(a) -
                           June 30, 1998

CLASS A SHARES:

Net asset value, beginning of period                      $     12.50

Income from investment operations:
Net investment income                                            0.52
Net realized and unrealized
gain (loss) on investments                                       0.21

Total from investment operations 0.73 Less dividends from:
Net investment income                                           (0.52)

Change in net asset value                                        0.21

Net asset value, end of period                            $     12.71

TOTAL RETURN (b)                                                 5.92%

RATIOS/SUPPLEMENTAL DATA Ratios to average net asset:
Net investment income                                            4.99%(c)
Expenses, after expense reductions                               0.78%(c)
Expenses, before expense reductions                              1.19%(c)

Portfolio turnover rate                                         42.27%

Net assets at end of period (000)                         $    25,472

(a) Commencement of operations.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than one year. (c) Annualized.


Independent auditor's report


To the Board of Trustees and Shareholders
Thornburg
New York Intermediate Municipal Fund
Santa Fe, New Mexico

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg New York Intermediate Municipal Fund as of June 30, 1998, the related statement of operations for the period then ended, the statement of changes in net assets for the period then ended and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility  is to  express  an opinion  on these  financial  statements  and financial highlights based on our audit. We conducted out audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of Thornburg New York Intermediate Municipal Fund as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles.

New York, New York
July 24,
1998

Investment Manager
Thornburg Management Company, Inc.
119 East Marcy Street
Santa Fe, New Mexico  87501
(800) 847-0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico  87501
(800) 847-0200

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.

Schedule of Investments Thornburg New York Intermediate Municipal Fund
June 30, 1998
CUSIPS:  Class A - 885-215-665
NASDAQ Symbols: Class A - THNYX
   590,000     Amherst Industrial Development Authority Lease Revenue Bonds Series A, 5.25% due 10/1/07    NR/A   $       594,685
               Project; LOC: Key Bank)
   700,000     Bethlehem Central School District General Obligation, 7.10% due 11/1/06 (Insured: AMBAC)   Aaa/AAA         830,536
   215,000     Canastota Central School District General Obligation, 7.10% due 6/15/07                    Baa2/NR         254,424
   205,000     Canastota Central School District General Obligation, 7.10% due 6/15/08                    Baa2/NR         245,010
   550,000     Guam Power Authority Revenue Series A, 6.625% due 10/1/14                                   NR/BBB         609,587
   880,000     Monroe County Industrial Development Agency Revenue, 6.45% due 2/1/14 (Civic Facility -    Aa1/NR          970,649
               Facility Project; LOC: Fleet Bank of New York)
   500,000     MTA New York Service Contract Rev., 7.00% due 7/1/04                                      Aaa/BBB+         549,875
   440,000     New York City General Obligation, 7.00% due 2/1/19                                         NR/BBB+         488,198
    60,000     New York City General Obligation, 7.00% due 2/1/19                                         A3/BBB+          65,451
 1,000,000     New York City General Obligation Series B, 7.20% due 8/15/08 pre-refunded 8/15/04 @ 101    A3/BBB+       1,164,110
   250,000     New York City General Obligation Series B-1, 7.30% due 8/15/10 pre-refunded 8/15/04 @ 10  Aaa/BBB+         293,543
   440,000     New York City Unrefunded Balance General Obligation, 7.10% due 2/1/09                      A3/BBB+         489,183
    60,000     New York City Unrefunded Balance General Obligation, 7.10% due 2/1/09                      A3/BBB+          66,094
   505,000     New York Dormitory Authority, 6.00% due 7/1/08 (Champlain Valley Physicians Project; LOC    NR/AAA         564,610
   200,000     New York Dormitory Authority Revenue, 7.85% due 2/1/29 (Park Ridge Housing Inc. Project;    NR/AAA         207,944
   500,000     New York Dormitory Authority Revenue, 7.35% due 8/1/29 (Jewish Geriatric Project; Insure   NR/AAA)         578,090
   425,000     New York Dormitory Authority Revenue Chapel Oaks, 5.20% due 7/1/11 (LOC: Allied Irish Ba    Aa3/NR         434,065
   600,000     New York Environmental Facilities Corp. PCR St. Water Revoloving Fund Series E, 6.875% d    Aa2/A+         688,788
               refunded 6/01/04 @ 101.5 (LOC: Pollution Control SRF)
   400,000     New York Environmental Facilities Corp. PCR St. Water Revolving Fund Series B, 7.50% due   Aa2/AA-         417,368
               Pollution Control SRF)
   400,000     New York Environmental Facilities Corp. PCR St. Water Revolving Fund Series E, 6.875% du    Aa2/A+         451,744
               Pollution Control SRF)
    30,000     New York Housing Finance Agency Ref St. University Construction Series A, 8.00% due 11/1  Aaa/AAA           31,034
               11/1/98 @ 102 (Collateralized: Govt Securities)
   750,000     New York Housing Finance Agency SVC Contract Obligation Rev., Series A, 6.375% due 9/15/  Baa1/BBB+        826,050
   600,000     New York Medical Care Facilities Finance Agency Rev, Series B, 7.45% due 2/15/29 pre-ref   Aaa/AAA         645,000
               102 (St. Lukes Hospital Project; Insured: FHA)
    85,000     New York Medical Care Facilities Finance Agency Rev. Hospital and Nursing Home Series C,    NR/AAA          87,117
               pre-refunded 8/15/99 @ 102  (Insured: FHA)
 1,000,000     New York Medical Care Facilities Finance Agency Rev. Secured Hospital Rev. Series 1991-A   Baa/AAA       1,114,790
               8/15/11 pre-refunded 8/15/01 @ 102
   485,000     New York Medical Care Facilities Finance Agency Rev. Series A, 6.00% due 11/15/03 (Sec M    Aa1/AA         524,406
               Day Care Project; Guaranteed: SONYMA)
   500,000     New York Medical Care Facilities Finance Agency Rev. Series A, 6.85% due 2/15/17 pre-ref   Aaa/AAA         581,345
               102 (Brookdale Hospital Medical Center Project)
   650,000     New York Medical Care Facilities Finance Agency Rev. Series A, 6.50% due 11/1/19 (Aureli   Aaa/AAA         701,857
               Memorial Hospital Project; Insured: FSA)
   500,000     New York Medical Care Facilities Finance Agency Rev. Series A, 6.80% due 2/15/20 pre-ref   Aaa/AAA         580,045
               102 (New York Downtown Hospital Project)
 1,000,000     New York Mortgage Agency Rev. Series 29-B, 6.45% due 4/1/15                                 Aa2/NR       1,069,460
   500,000     New York State Dormitory Authority Revenue, Series B, 6.25% due 5/15/14 pre-refunded 5/1     A3/A-         559,290
 1,000,000     New York State Dormitory Authority Revenue Refunding, 5.20% due 2/15/13 (North General H Baa1/BBB+       1,006,010
   155,000     New York State Dormitory Authority Revenues, Series C, 6.00% due 7/1/16 pre-refunded 7/0 Baa1/BBB+         161,183
   345,000     New York State Dormitory Authority Revenues, Series C, 6.00% due 7/1/16                  Baa1/BBB+         350,972
 1,000,000     New York State General Obligation, 9.875% due 11/15/05                                        A2/A       1,336,680
 2,000,000     New York Urban Dev. Corp Correctional Facilities Rev., 0% due 1/1/08                     Baa1/BBB+       1,261,360
   400,000     Onondaga County Industrial Development Civic Facilities Revenue, 7.90% due 1/1/17 (LOC:      NR/A+         447,056
               Company)
   400,000     Puerto Rico Commonwealth Capital Appreciation, 0% due 7/1/04                                Baa1/A         308,212
   300,000     Puerto Rico Industrial, Tourist, Educational, Medical, and Environmental Control Facilit   NR/BBB-         307,530
               5.70% due 8/1/13 (Polytechnic University Puerto Rico Project)
   300,000     Puerto Rico Public Buildings Authority Rev, Series J, 6.60% due 7/1/04                      Baa1/A         327,576
   650,000     Schenectady Municipal Housing Authority, 6.40% due 5/1/14 (Annie Schaffer Senior Center      Aa/NR         688,044
               Guarantee: SONYMA)
   100,000     Southampton Village General Obligation Series B, 7.60% due 9/1/03 (Insured: MBIA)          Aaa/AAA         115,784
   375,000     Syracuse Industrial Development Authority Pilot Revenue Refunding Series, 5.125% due 10/     NR/AA         385,650
               AMRO)
   500,000     Triborough Bridge and Tunnel Authority Special Obligation Series B, 6.875% due 1/1/15        A1/A-         540,100
   625,000     Valley Central School District Montgomery, 7.15% due 6/15/07 (Insured: AMBAC)              Aaa/AAA         748,387
   165,000     Watkins Glen Central School District, 7.25% due 6/15/04 (Insured: MBIA)                    Aaa/AAA         190,857
   110,000     Waverly General Obligation, 9.05% due 6/15/04 (Insured: MBIA)                              Aaa/AAA         138,179

                                                            TOTAL INVESTMENT (Cost $22,906,859)                   $    24,997,928

See notes to financial statements.